Exhibit 32(b)
CERTIFICATION OF PERIODIC REPORT
18 U.S.C. SECTION 1350 CERTIFICATIONS OF CFO
Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002,
As Codified at 18 U.S.C. Section 1350
I, the undersigned Hope Dmuchowski, Senior Executive Vice President and Chief Financial Officer of First Horizon Corporation (the “Corporation”), hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, as follows:

1.The Corporation’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2026 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934.
2.The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Corporation.

Date: November 5, 2026

/s/ Hope Dmuchowski
Hope Dmuchowski
Senior Executive Vice President and Chief Financial Officer